UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FPI	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Farmland Partners Inc. (the “Company”) held on May 6, 2025 (the “Annual Meeting”), the stockholders of the Company considered four proposals, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 24, 2025 (the “Proxy Statement”). Holders of 38,612,093 shares of the Company’s common stock, par value $0.01 per share, were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1: To elect the six director nominees named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
Luca Fabbri	27,201,598	536,482	10,874,013
John A. Good	19,730,935	8,007,145	10,874,013
Jennifer S. Grafton	15,250,758	12,487,322	10,874,013
Danny D. Moore	16,543,958	11,194,122	10,874,013
Paul A. Pittman	25,385,939	2,352,141	10,874,013
Bruce J. Sherrick	26,310,205	1,427,875	10,874,013

Proposal 2: To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025.

For	Against	Abstentions
38,411,968	125,887	74,238

Proposal 3: To approve (on an advisory basis) the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
13,353,163	14,045,193	339,724	10,874,013

Proposal 3 did not receive the affirmative vote of a majority of the votes cast in a non-binding vote at the Annual Meeting. While the Company believes that its compensation program is reasonably designed to enable the Company to attract and retain the key talent necessary to deliver on the Company’s strategic objectives, including with respect to the compensation of its named executive officers and especially when compared to the executive compensation paid within the Company’s industry peer group, the Company looks forward to engaging further with its stockholders, and the compensation committee of the Company’s board of directors will consider the results of the advisory vote to ensure that the Company’s approach to compensation continues to align management incentives with the interests of the Company’s stockholders.

Proposal 4: To approve the Fourth Amendment and Restatement of the Farmland Partners Inc. 2014 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
23,517,901	3,948,714	271,465	10,874,013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

May 7, 2025	By:	/s/ Christine M. Garrison
Christine M. Garrison
General Counsel and Secretary